The Masters' Select Equity Fund
Semiannual Report
June 30,1997

Litman/Gregory Fund Advisors, LLC



"It's hard to fault the design of this fund. The premise is sound, and you would have a tough time assembling a more talented lot of money managers for a lower minimum purchase." --From "Wall Street's Newest Hitmakers,"
Morningstar.net, June 13,1997Ticker symbol: MSEFX



Dear Fellow Shareholder:

Since this is our first formal report to shareholders, it's my first opportunity to formally thank you for your confidence. We are enthusiastic about the potential for The Masters' Select Equity Fund. The fund's "favorite stocks" concept, implemented by a blue chip group of stock pickers and backed by our combined commitment to its success, is the basis for our optimism.There were several noteworthy devel-opments during the first six months of operations:

The Fund experienced significant asset growth. As of June 30, assets were $203 million. Expenses declined significantly from the start-up level of 1.75%. For the first six months, expenses were 1.47% (annualized). With moderate asset growth over the rest of the year, we expect expenses to average about 1.43% for the full year. Asset growth was the primary driver in reducing expenses on a per-share basis. We expect expenses to decline gradually, assuming the Fund's asset base continues to grow. In addition, we are working hard to reduce expenses in other ways. We have been able to renegotiate contracts with several of the Fund's vendors, which should help reduce expenses in the future.

Your Fund benefited from a huge amount of media coverage during the first half of the year, including coverage in Barron's, Money magazine, Kiplingers' Personal Finance, Smart Money, the Wall Street Journal, New York Times, Los Angeles Times, CNBC, CNNfN and Morningstar Investor, among others. Morningstar's Web site, Morningstar.net, also wrote about Masters' Select Equity. Their concluding remarks:"It's hard to fault the design of this fund. The premise is sound, and you would have a tough time assembling a more talented lot of money managers for a lower minimum purchase. Some potential shareholders will no doubt want to see a complete portfolio before investing, but this supergroup appears to have a promising future."

We will continue to do everything we can to maintain and reward your trust. As overall manager, Litman/Gregory Fund Advisors plays the role of overseeing the "Masters" and we have the ultimate responsibility for the performance of the Fund. Working hard to further reduce expenses is part of our focus, as is ensuring that our "Master" stock pickers are given every opportunity to succeed. In that regard, we believe that it is critically important to the future success of this fund to limit assets to a level that allows the managers maximum flexibility in picking stocks. Based on feedback from the managers, we expect Masters' Select Equity to close somewhere between $500 million and $750 million in assets. Keeping the small-cap stock pickers' assets at $50 million to $75 million should give them a great deal of flexibility to execute the Fund's focused strategy. When the Fund closes, it will remain open to existing shareholders. It is possible, however, that the Fund may temporarily close even to existing shareholders if cash inflows continue to be unusually strong. As of this writing, assets are at $240 million.

As part of our commitment to shareholders, we intend to publish detailed and informative semiannual and annual reports. In this report we address performance, provide information on the portfolio and offer insight into the qualitative side of assessing a stock picker's skill. We also profile Shelby Davis, one of the Masters' Select Equity Fund managers.

Ken Gregory, President



We are now listed in the Wall Street Journal, Los Angeles Times, USA Today, New York Times, Chicago Tribune, San Francisco Chronicle and others.

Our listing reads MstrSeltEq. Shareholder information phone number:
1-800-960-0188
To access account information
24 hours a day via touch-tone telephone,
please note the following:
Masters' Select Equity Fund number: 305
Account number:   Second set of digits on your account statement
Your personal identification number:
Last four digits of Social Security or Taxpayer ID number



Address:
Regular Delivery
Masters' Select Equity Fund
P.O. Box 419922
Kansas City, MO 64141-6922

Overnight Delivery
Masters' Select Equity Fund
1004 Baltimore
Kansas City, MO 64105



Contents
Fund Objective                          3
Portfolio Fit                           3
Performance                             4
Portfolio Summary                       5
What Makes a Great Stock Picker?       12
Master Profile: Shelby Davis           16
Statement of Assets and Liabilities    18
Statement of Operations                19
Financial Highlights                   20
Statement of Changes in Net Assets     20
Notes to Financial Statements          21



Fund Objective

Superior long-term performance relative to the overall U.S. stock market is the objective of the Masters' Select Equity Fund. Naturally, there is no guarantee that the Fund will achieve this objective. However, we believe we have a uniquely structured fund that makes sense on a number of different levels.

1 First, your Fund benefits from the talents of six of the industry's most experienced and successful investors.

2 Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his favorite stocks. We believe that most stock pickers have an unusually high conviction level in only a small number of stocks, and that a portfolio limited to these stocks will, on average, outperform over a market cycle.

3 Third, even though each manager's portfolio is focused, the overall fund is well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect this fund to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the Fund's structure and the managers' talent to get us there.


Portfolio Fit

As with all equity funds, Masters' Select Equity is appropriate for investors with a long-term time horizon who are willing to ride out occasional periods when the Fund's net asset value declines. Within that context, we created this fund to be used as a core equity fund holding. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to that of the overall stock market. At the same time, we wanted enough exposure to small caps and growth stocks to attempt to deliver good performance in a bull market. In the end, the focus on the highest conviction stocks of six very distinguished managers with superior track records is what we believe makes the Fund an ideal core equity fund holding.

Performance

The primary objective of each of your Fund's stock pickers is to deliver superior long-term performance. Short-term performance is of less concern. We believe that a disciplined, patient approach to investing is a critical element to achieving long-term success. It's what allows our stock pickers to act on their convictions even in periods when market psychology may temporarily lead to a disconnect between underlying company fundamentals and stock performance. This long-term approach is particularly important given each manager's mandate to run a concentrated portfolio of his highest-conviction stocks. Though the overall fund is diversified, each stock picker's portfolio is not. For each individual manager, we believe that this concentration will result in superior long-term performance made up of shorter, out-of-sync periods of performance on both the upside and downside. Patience drawn from a high level of conviction should allow each stock picker to tough out temporary periods of underperformance. We believe that the Fund as a whole will deliver smoother performance because of its overall diversification.

Though six months of operations is not a long enough period to draw any conclusions, we are generally pleased with the Fund's performance. This is especially true given the huge early cash flows into Masters' Select. Your Fund's managers had a difficult time keeping up with this early cash surge, and this resulted in a very heavy cash weighting in the portfolio during the first few weeks of the year. Because the stock market was strong during this period, the Fund's high cash holdings hurt performance. (Cash reserves have declined since January and have remained between 6% and 8% in recent months. We expect cash to stabilize at less than 5% of assets.) In addition, the first half of 1997 was characterized by very strong performance by large stocks and lagging performance by the rest of the market. This is indicated in the following chart.


Performance   of   Market   Capitalization    Segments   (price   change   only,
1/1/97-6/30/97)

S&P 500 Index (weighted toward the largest companies)      19.5%
S&P 400 MidCap Index                                       12.2%
Russell 2000 Index  (small-cap  stocks)                     9.3%

Masters' Select by virtue of its diversity had exposure in areas that lagged the large-cap-driven indexes. Over the long term, we expect performance to be primarily a function of individual company fundamentals, not market size.

Performance of Masters' Select and Selected Benchmarks (1/1/97-6/30/97)
Masters' Select Equity Fund         15.3%
Lipper Growth Fund Index            15.4%
Lipper Small Cap Fund Index          6.0%
Wilshire 5000                       17.6%

Because Masters' Select Equity owns small-, mid- and large-caps, as well as growth and value stocks, there is no perfect performance benchmark. Over the long term, our goal is to outperform the U.S. stock market broadly represented by the Wilshire 5000 Index. The Wilshire 5000 is weighted to big-cap stocks and closely tracks the S&P 500. It also has some small company exposure that is not included in the S&P. In our assessment, the Lipper Growth Index is probably the best overall mutual fund benchmark for the Fund. We show the Lipper Small Cap Fund Index for a small-cap benchmark, since we have some small-cap exposure.

Portfolio Summary

As reflected below, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select holds 75 securities, exclusive of cash equivalents.

Schedule of lnvestments as of June 30, 1997

Industry                       Shares Held       Market Value     Portfolio %
--------                       -----------       ------------     -----------

Common Stocks (90.48%)
Basic Materials
Carter Holt Harvey
 Limited Forest Products        1,000,000           2,587,942         1.26%
Mead Corporation Forest
 Products & Paper                  36,500           2,272,125         1.11%
Reynolds Metal Co.
 Metals & Mining                   26,500           1,888,125         0.92%

                                                   $6,748,192         3.29%

Business Services

Manpower Inc. Personnel
 Services                          61,500           2,736,750         1.34%

Consumer Products &
Distribution

St. John Knits Apparel
 & Accessories                     12,500             675,000         0.33%
TJX Companies, Inc.
 Apparel Retailer                  49,600           1,308,200         0.64%
Linens 'N Things, Inc.
 Bed & Bath Prods., Housewares     52,500           1,555,313         0.76%*
Masco Corporation Building
 Products                          41,500           1,732,625         0.85%
Triangle Pacific Corporation
 Building Products                 30,000             952,500         0.46%*
Knoll, Inc. Business
 Furnishings                       75,000           1,781,250         0.87%*
Fuji Photo Film Co., Ltd.
 (ADR + Ord) Film & Photo
 Supplies                          60,000           2,430,000         1.19%
Dole Food Company, Inc. Food       63,500           2,714,625         1.32%
Quaker Oats Company Food           78,400           3,518,200         1.72%
Archer Daniels Midland Co.
 Food Processing                   54,700           1,285,450         0.63%
Stage Stores, Inc.
 Specialty Retail                 127,500           3,326,952         1.62%*
Westpoint Stevens, Inc.
 Textiles, Bed & Bath Products     43,900           1,714,844         0.84%*
Phillip Morris Companies, Inc.
 Tobacco, Food & Beverages         68,700           3,048,562         1.49%
Quaker Fabric Upholstery
 Fabric Mfg.                       53,700             879,338         0.43%

                                                  $26,922,859        13.15%

*Non-income-producing securities.
continued

Schedule of lnvestments as of June 30, 1997

Industry                        Shares Held       Market Value     Portfolio %
--------                        -----------       ------------     -----------

Durable Goods

Coltec Industries, Inc.
 Aerospace Components              45,000             877,500         0.43%*
Buderus AG Boilers &
 Heating Systems                    4,850           2,669,572         1.30%
Kuhlman Corporation
 Electrical & Electronics          54,000           1,741,500         0.85%
Zero Corporation Electrical
 & Electronics                    107,500           2,821,875         1.38%

                                                   $8,110,447         3.96%
Energy

Cabot Oil & Gas (Class A Shares)
 North American Oil Exploration    83,000           1,462,875         0.71%
Harken Energy Corporation North
 American Oil Exploration         225,000           1,575,000         0.77%*
Halliburton Co. Oil Equipment
 & Service                         26,400           2,092,200         1.02%
Oceaneering International Inc.
 Oil Equipment & Service           40,000             740,000         0.36%*
San Juan Basin Royalty Trust
 Oil & Gas                        335,000           2,721,875         1.33%

                                                   $8,591,950         4.19%

Financial

Chase Manhattan Corporation
 Banking                           36,300           3,523,369         1.72%
Citicorp Banking                   26,400           3,182,850         1.56%
Wells Fargo & Co. Banking          11,200           3,018,400         1.47%
American Express Financial
 Services                          53,900           4,015,550         1.96%
Morgan Stanley Dean Witter
 Discover & Co. Financial
 Services/Brokerage                56,600           2,437,337         1.19%*
Washington Mutual Inc.
 Savings & Loan Association        53,500           3,198,297         1.56%

                                                  $19,375,803         9.46%

Health Care

Gilead Sciences Inc.
 Biomedic & Genetic                44,000           1,218,250         0.60%*

Pfizer, Inc. Pharmaceuticals       33,700           4,027,150         1.97%

                                                   $5,245,400         2.57%

Hotels & Restaurants

Hilton Hotels Corporation
 Hotels                            92,100           2,446,406         1.20%
McDonalds Corporation
 Restaurants                       59,300           2,864,931         1.40%*

                                                   $5,311,337         2.60%

Insurance

General Reinsurance Corp.
 Property & Casualty
 Reinsurance                       16,500           3,003,000         1.47%*

Media & Publishing

Edipresse S.A. Media                9,250           2,185,788         1.07%

Independent Press
 Communications Ltd. Media        415,000           2,353,771         1.15%
GC Companies, lnc. Motion
 Picture Theaters                  49,500           2,264,625         1.11%*
Knight Ridder, Inc. Publishing    145,000           7,114,063         3.48%
McClatchy Newspapers
 (Class A Shares) Publishing       28,000             822,500         0.40%

                                                  $14,740,747         7.21%
*Non-income-producing securities.

Schedule of lnvestments as of June 30, 1997

Industry                        Shares Held       Market Value     Portfolio %
--------                        -----------       ------------     -----------

Mulitple Industries

Boeing Co. Aircraft,
 Defense & Electronics             61,400           3,258,038         1.59%
Philips Electronics, NV
 (New York Shares) Recording,
 Electronics & Electrical         105,000           7,546,875         3.69%

                                                  $10,804,913         5.28%

Real Estate

Catellus Development Corporation
 Development & Property Mgmt.     375,000           6,796,875         3.32%*
CDL Hotels International
 Limited Real Estate &
 Hotels                         6,150,000           2,500,549         1.22%

                                                   $9,297,424         4.54%

Technology

Compaq Computer Corporation
 Computer Systems/Peripherals      28,700           2,848,475         1.39%*
Dell Computer Corporation
 Computer Systems/Peripherals      20,300           2,383,347         1.16%*
Hewlett-Packard Co. Computer
 Systems/Peripherals              120,500           6,748,000         3.30%
IBM Computer
 Systems/Peripherals               54,200           4,888,162         2.39%
Stratasys Inc. Computer
 Systems/Peripherals               40,000             642,500         0.31%*
Data General Corporation
 Computers/Personal
 Workstations                      60,000           1,560,000         0.76%*
Genrad Inc. Electronic
 Instrumentation                   52,500           1,187,813         0.58%*
Electro Scientific Industries,
 Inc. Electronic Products          30,000           1,255,313         0.61%*
Technitrol Electronics             50,000           1,368,750         0.67%
3Com Corporation Networking        21,200             953,338         0.47%*
Cisco Systems Inc. Networking      44,500           2,988,453         1.46%*
Texas Instruments Inc.
 Semiconductor
 Devices/Equipment                 35,900           3,017,844         1.47%
Generale Cable Corporation
 Semiconductors                    46,900           1,201,812         0.59%*
Intel Corporation
 Semiconductors                    22,500           3,185,859         1.56%
Platinum Technology Inc.
 Software                         131,500           1,758,813         0.86%*
Telxon Corporation Software        89,000           1,596,438         0.78%
JDA Software Group, Inc.
 Software & Programming            33,000           1,128,188         0.55%*
Symix Systems, Inc. Software
 & Programming                    145,000           1,631,250         0.80%*

                                                  $40,344,355        19.71%

Telecommunications

Dycom Industries, Inc.
 Service & Supplies                40,000             550,000         0.27%*
ICG Communications Inc.
 Telecommunications Service        85,000           1,630,937         0.80%*
Omnipoint Corp.
 Telecommunications Service        80,000           1,327,500         0.65%*
Western Wireless (Class A Shares)
 Telecommunications Service        40,000             636,250         0.31%*
360 Degree Communications
 Company Wireless
 Communications                   375,000           6,421,875         3.14%*
Airtouch Communications Inc.
 Wireless Communications           38,300           1,048,462         0.51%*

                                                  $11,615,024         5.68%
Transportation

Kansas City Southern Industries,
 Inc. Distribution &
 Transportation                   116,000           7,482,000         3.66%
Burlington Northern Santa Fe
 Railroad                          29,700           2,669,287         1.30%
Caliber Systems Trucking &
 Transportation                    30,000           1,117,500         0.55%

                                                  $11,268,787         5.51%

Utilities

Questar Corporation Natural-Gas
 Distribution                      26,500           1,069,937         0.52%

Total Common Stocks                              $185,186,925        90.48%

*Non-income-producing securities.
continued

Schedule of lnvestments as of June 30, 1997

Industry                       Shares Held       Market Value     Portfolio %
--------                       -----------       ------------     -----------

Convertible Bonds                                                    (1.10%)
Scandinavian Broadcasting
 System S.A. (7.25% due
 8/1/05) Media                  2,250,000           2,261,250         1.10%
Short-term Investments                                               (7.66%)
Federal Home Loan Bank @
 5.37%, 7/3/97                                        179,946         0.09%
Federal Home Loan Bank @
 5.47%, 7/3/97                                        334,898         0.16%
State Street Repo @ 5.25%,
 7/1/97                                            15,169,000         7.41%

Total Short-term Investments                      $15,683,844         7.66%

Cash and Other Assets
(net of liabilities)                               $1,544,631         0.76%

Total Net Assets                                 $204,676,650       100.00%

*Non-income-producing securities.

Following, each of the Masters' investment managers profiles one of their portfolio holdings in your Fund.


CDL Hotels, Jean-Marie Eveillard

CDL Hotels is a chain of hotels in Asia, Australia, Europe and the United States. It used to be a small division of City Developments Ltd., a major real estate group in Singapore, until it was listed on the Hong Kong Stock Exchange in 1989. City Developments Ltd. still has majority control of CDL Hotels.

Five years ago, at a time when prices for hotels were depressed, CDL began making acquisitions in Asia, New Zealand and London. Additional purchases followed in 1994, and CDL acquired control of the Plaza Hotel in New York City in 1995. Today, with more than 60 hotels (mostly of the four-star variety), CDL is one of the largest worldwide chains. With the Millennium brand, it is beginning to develop a global identity. As the Pacific Rim continues to prosper, more Asians (both businessmen and tourists) will travel throughout Asia, as well as to cosmopolitan cities such as New York and London.

The company is profitable, with a net margin close to 10%. Last year about 47% of profits came from Asia, 45% from Europe and North America and 8% from Australia.

At present the stock is selling at about a 40% discount to the current value of the hotels. While hotel values are high in Hong Kong (the company has only modest exposure there) and have moved off the bottom in London and New York, they are still depressed in some Asian countries, as well as in New Zealand and Australia. So why is the stock apparently so cheap? First, hotels are in temporary oversupply in some Asian countries. Second, the chain has not fully developed a global identity. Third, the market capitalization is not large, at less than $800 million. Fourth, the stock is listed in Hong Kong, where CDL has only two hotels.

In short, opportunistic management has shrewdly acquired well-located hotels at the bottom of the cycle. The chain is well run, and its new Millennium brand will help. Most important, at least to value investors, the stock sells at a large discount to current value, which seems to have room to grow in the next few years. It looks like a genuine one dollar for sixty cents.



IBM, Shelby M. C. Davis

IBM is attractive to us because it is in the midst of a massive turnaround and has a chance to become a growth company again. Finances are rock solid, management is actively repurchasing stock and the focus for the future is to grow in most segments of the computer industry by providing solutions to the customer. Valuation is attractive at around 12 times 1998 earnings estimates. This is a huge discount from the market (which is selling at around 18 times earnings) and reflects the long memories investors have of IBM's dismal record over the past 10 years. In this case, we do not believe the past is prologue. Rather, IBM has made a new beginning, which, when combined with the fact that the digital and information age is accelerating, should provide the backdrop for favorable earnings progress in the new millennium. If our reasoning is correct, and the company executes as forecast, investors should be treated to both a rising earnings base and a rising valuation of the earnings--a potent mixture for wealth building.



Linens `N Things, Foster Friess

Linens `N Things (LIN), a recent spin-off from CVS Corporation, is a NYSE company that is a super place to buy your sheets, towels, plates, picture frames, etc. Linens operates 132 specialty superstores and 33 smaller traditional stores. The superstores average 33,000 square feet, and the smaller stores average 10,000 square feet.

From 1991 to 1997, the company's gross square footage has more than tripled from
1.2 million to 4.7 million. LIN expects to open approximately 25 stores in 1997 and 30 in 1998. It also could do opportunistic acquisitions of competitors or sites. The superstores carry 25,000 SKUs (each SKU represents a separate product). The merchandise is composed of high-quality brand-name bedding, towels, pillows and the like ("Linens") and housewares and home accessories ("Things"). Some of the brands carried include Laura Ashley, Cannon, Martex, Royal Velvet, Braun, Krups and Henckels. The company's own private labels are growing nicely, accounting for approximately 10% of company sales in 1996, and continue to be an ever larger source of revenues.

LIN has a very strong balance sheet and is almost debt-free. The company has surprised the street with positive earnings surprises in each of the two quarters reported since being spun out of CVS back in late 1996. The surprise has been driven by a mix shift, more "things" with higher margins and also higher same-store sales than expected. The "things" mix has grown from 10% of sales in 1991 to 35% in 1996, and we expect it will continue to grow going forward. This is the key fundamental development in the company's prospects that Wall Street has underestimated and is also what served as a catalyst for our recognition of the opportunity in the stock.

Sales for Linens `N Things are expected to exceed $1 billion in 1998, which compares with just shy of $700 million in 1996. That is an increase of approximately 45% in just two years. Over that same two-year period, Wall Street estimates that earnings per share will grow 82%. In its most recent quarter, LIN's sales soared 30%.

We are excited about the fact that we can participate in this company's 25% growth pace, which we were able to purchase for less than 14 times 1998 estimates, and which still possesses a P/E of less than 20. This participation in the appreciation of the stock as Wall Street comes to fully grasp the dynamic success of the company is exactly what we strive for!



Telxon, Dick Weiss

Telxon manufactures and integrates wireless and mobile transaction systems for retail, distribution, transportation and manufacturing customers. Telxon's subsidiary Aeronet is the largest manufacturer of spread spectrum transmitters and receivers for wireless local area networks. These networks are becoming more prevalent in many industries as corporations place more emphasis on inventory management and customer tracking.

Under the leadership of new CEO Frank Brick, Telxon has undergone a restructuring to cut costs and standardize its products. These moves are paying off, as the number of products has been reduced from over 350 to less than 100 and overhead has been cut by $30 million. Additional consolidation will save another $10 million going forward. More important, revenues should accelerate in the second half of this year as new "thin client" products utilizing Java come to market. Backlog continues to increase, and new products could grow to 30% of sales in the year ending March 1999.

Our target price is $25, based on a conservative discount to the company's estimated private market value. The Aeronet subsidiary alone is worth more than $8 per share, and Telxon's earning power should exceed $1.25 by March 1999. (initial purchase in Masters' Fund at 135/8)



3COM Corporation, Spiros Segalas

3Com is one of the top two suppliers of data communications products, which include both wide and local area network systems. With its recent acquisition of US Robotics, 3Com has extended and solidified its reach into the network, from the edge to the network's core. Worldwide sales, on a combined basis, were roughly $5.6 billion for FY 97 (ended in May) and are estimated to reach around $7.5 billion in FY 1997 (combined historical results with detailed revenue breakdowns will be released in late July). Earnings per share (EPS) were roughly $1.85 and are estimated at $2.50 for FY 1997 and FY 1998, respectively. Calendar 1998 EPS are estimated at $3.00. There is potential for upside surprises, given that margins are at the lower end of the company's targeted range and several new product cycles have begun. Several of the underlying markets in which the company operates are growing in the 30% to 50% range, with the remainder tied somewhat to PC unit growth. The total company is likely to grow in a range of 25% to 45% over the next three years.

3Com's traditional approach of "plug and play" when addressing its markets with easy-to-use products extends into its current end-to-end systems solution approach to the evolving integrated data/voice/video communications market. The company's philosophy of putting intelligence in the end points of the network is unique to 3Com and differentiates it from competitors. This is likely to be beneficial when penetrating the fast-growing SOHO (small office/home office) market and can lead to opportunities in the carrier/network service provider market. The company's strong presence in the distribution and retail channels, combined with its growing strength in the direct channel, positions it to be a formidable competitor going forward. 3Com should do well in this industry, where it has moved into a consolidation mode and where size, breadth of product and relationships with key telephone equipment vendors will be paramount.

360 Degrees, Mason Hawkins

360 Degrees (XO) is a cellular phone company, the old Centel Cellular which was bought and subsequently spun off by Sprint. By objective industry measures, XO has one of the best management teams in the industry. Our $36-per-share appraised value of XO is based on 10 times operating cash flow, a multiple below several recent industry transactions and justified by our own assumptions about industry growth. The main market fear about XO concerns the entry of Personal Communication Services (PCS) into the wireless market. We believe this fear to be overblown. Half of XO's markets are too rural to be built out, and in the other half we believe the entire wireless market will be stimulated enough for both types of competitors to prosper. The U.K. and Washington, D.C., are good examples of markets where PCS results have been excellent; at the same time, the existing cellular providers are not only surviving but have performed better than in many markets where PCS hasn't yet arrived. There is not a "better mouse trap" risk, i.e., digital vs. analog. Although cellular today is analog, within a few years both cellular and PCS will be digital, and there will be no difference apparent to the consumer.

The real risk is in having a third competitor in an industry that until now has been a legislated duopoly. But recent reported numbers and the economics of running a network suggest that PCS will require higher revenues per customer and will compete for the high end, rather than wreck overall industry pricing. The entire wireless industry should expand rapidly enough to provide plenty of room for cellular and PCS.



What Makes a Great Stock Picker?

First and foremost, the Masters' Select Equity Fund is about pure stock picking: six world-class stock pickers, running portfolios focused on a small group of their favorite ideas. As the advisor to Masters' Select, Litman/Gregory Fund Advisors draws on the expertise of our sister companies, Litman/Gregory & Company, LLC, an investment management firm, and L/G Research, the publisher of the No-Load Fund Analyst, a research-intensive investment newsletter. In both companies we expend a great deal of energy on the study of stock pickers. For more than 10 years, we've been intensively studying stock pickers from a quantitative and qualitative perspective. Over that time we've formed some strong opinions about what makes a good stock picker. Because these opinions played a big role in the selection of the "Masters," we thought you might be interested in an article that was published in the No-Load Fund Analyst, long before we had the idea for Masters' Select. The following is a condensed and edited version.


What It Takes to Be a Guru

Excerpted from the No-Load Fund Analyst, June 1995

For mutual fund investors, the search for the next Peter Lynch is eternal; and what seems like a never-ending stream of articles in the personal finance magazines fuels this obsession with superstar fund managers. Despite all the coverage, not much attention is paid to what's behind the greatness or what it takes for a stock picker to perpetuate top performance over the long term. Because this is something we think about a lot, we'd like to share some of our insights.

Our approach to evaluating fund managers melds the quantitative with the qualitative. The numbers fascinate us. We want to know how a manager has done relative to his or her peers in different market environments, and how consistent the performance has been. We also want to know what's behind the numbers. Did the manager make big sector bets or choose a few great stocks? But while we closely examine the record of each fund we recommend, we are obsessed with more than the numbers. We apply a qualitative overlay that we believe is also critically important. Over the years our many conversations with fund managers have given us insights into the common traits of great stock pickers. This article outlines these traits.


Common Traits Among Gurus

What do great stock pickers have in common? We apply three general criteria:

1 We look for great long-term record relative to style peers. The proof is in the pudding, so the numbers have to be there. A long record raises our conviction level that these managers really are superstars.

2 Exhibiting traits that our experience has taught us make great investors is also critical. The traits we've keyed in on are based on years of insights gleaned from talking to many top managers.

3 Finally, we are focusing only on managers, we believe can maintain their guru status. That means we must have a high level of confidence that they will remain focused.

What Makes a Great Stock Picker?

Stock pickers we have identified as "gurus" are extremely bright and work very hard. But there's more. Despite huge differences among the great stock pickers, including different investment disciplines, there are common elements that keep popping up. These can be split into personal characteristics, which many standouts in other fields including business and the arts also share, and learned investment principles that govern their investment decisions.

Personal Characteristics

Passion: All the greats love what they do. When discussing their life's work, they say things like "It's been a journey" and "Investing is in my blood." They clearly find the work fascinating. Most are observers of the world, who glean investment insights from their fascination with life. We believe that this passion is critically important, because the investment business is incredibly demanding. Such a highly competitive and information-intensive endeavor can easily lead to burnout. And the huge wealth accumulated by successful investment managers means great managers have to love their work to maintain the high level of motivation after their financial independence is assured (as it no doubt is for all our gurus).

Energy Level: Hand-in-hand with passion, is a high energy level. This goes beyond just work ethic (although that's important too) to effectiveness. In this very dynamic business, a high energy level is critical to figuring out what's important, dealing with the unexpected, handling a multitude of issues and ultimately maintaining productivity.

Obsessiveness: Casual knowledge is never enough for the great stock pickers. This seems to be a universal trait. There is an obsessiveness about getting all the information that might lead to better decisions. Foster Friess talks about being an investment detective: His team scours every item on the income statement in a quest to understand exactly what determines the earnings for each company. Mason Hawkins is relentless in his quest to know management. Chris Davis (Shelby Davis's son and now Selected American Shares manager) talks about his dad sneaking in company visits when he was supposed to be dropping him off atboarding school. In a business where lots of smart people are analyzing the same information, a relentless effort to get the best information possible can make a big difference.

Inner Strength: There are no wimps in this crowd. All the great stock pickers have great confidence in themselves. This allows them to stand apart from the crowd when their analysis says they should. They don't second-guess themselves when there is no fundamental reason to. Confidence allows them to act without being unduly influenced by a fear of being wrong, and it helps them maintain perspective in bear markets. Exceptional inner strength is a precondition for success in this business.

Independent Thinking: All the greats are also fiercely independent. They make up their own minds, and it's difficult to shake them. There is no group-think or index mentality in the bunch. It is interesting that most in this group developed their investment approaches early in their careers and pretty much on their own. Thus their independence has driven both their specific investment decisions as well as the development of their investment processes. The ability to think differently, along with the inner strength to have convictions and act on them, is what allows the greats to channel their obsession, passion and energy.

Skepticism: The great stock pickers tend to be skeptics. Shelby Davis talks about separating the bluffers from the doers. These guys take nothing at face value. Their obsessive nature drives them to get the information they need to get past their skepticism and base decisions on conviction.

Self-Knowledge: These managers all know themselves. They manage their own careers to enable themselves to focus on what they like to do and avoid what they don't. This is probably one reason they aren't burned out. It may not be a coincidence that most have almost total control over their work environments. Dick Weiss's group has total autonomy within Strong. This gives them the control they need to do what they want. Shelby Davis knows he's a loner and "probably not a great team player." So although he has incorporated analysts' research into his approach, he's pretty much worked on his own over the years. In recent years, his sons have become very involved after working elsewhere.

Ability to Learn from Mistakes: Although the gurus are generally a stubborn bunch, they do learn from their mistakes. While they hate mistakes, they are secure enough to put success, which demands continuous learning, above their own egos. They don't wallow in failure. If they make mistakes, they accept them, learn from them and move on.

Gut-Level Optimism: With all the great stock pickers, there is an underlying optimism that the world is not going to end and that their approach will continue to work. Although this is not rare in the investment business, it is worth noting that few successful stock pickers got that way by heeding doomsday scenarios of serious bear markets. It's worth noting, however, the gurus' attention to downside risk, which we discuss later in this article.

Drive to Win: All the greats are very competitive and have an incredibly strong drive to win--to be the best. When asked about their goals, performance almost always comes up first.

Rules to Invest By

Focus on the Knowable: The greats don't speculate on what might happen. They don't waste time trying to figure out investor behavior. None uses technical analysis in his approach. These investors have learned to focus intensively on analyzing what is knowable. Part of this analysis is getting to know company management extremely well. They tend to view the managers of the companies they invest in as partners, and, naturally, it is essential to know a partner well. Because their analysis is not built on hope, it is easier for them to have the conviction to take sizable positions and stick with them even when they may not be doing well.

Think Long-term: None of the greats gets caught up in short-term thinking. They refuse to evaluate their performance over the short term. Even Foster Friess, who invests in a much faster-moving arena than the other managers we've identified, emphasizes businesses with strong enough internal dynamics to overwhelm macroeconomic factors. At the extreme, Shelby Davis talks about generational investing, which includes an assessment of the long-term viability of a franchise.

Be Very Cognizant of Downside Risk: All the gurus are keenly aware of risk. Mason Hawkins, Dick Weiss and Jean-Marie Eveillard have their own valuation methodologies and will buy only stocks that are selling at huge discounts to their assessment of value. Shelby Davis focuses on the people and the balance sheet--he wants to know that his boat can survive a hurricane. Though Sig Segalas seeks good long- and short-term performance, he only invests in companies he's comfortable holding for the long term. Even Foster Friess, who invests in a much more volatile universe, is very cognizant of risk and stays away from fad stocks. His team invests only when they think they understand the company better than the market does. These guys don't guess.

Stick to Their Knitting: All the great managers know their strengths and weaknesses. Each has complete faith in his process and doesn't deviate from it, though the process itself is generally flexible enough to adjust on the margin to changing opportunities. Still, one reason these guys haven't made too many mistakes is that they stick to what they know.

Final Thoughts

Picking great funds requires more than looking for the best records. The numbers tell us about the past. And, sometimes but not always, tearing the record apart helps us answer the question Was it luck or talent? But in the end, the numbers alone can't tell us for sure how much luck was involved in building the record.

To really raise our conviction level about future performance, we've got to get a sense for whether the manager has what it takes to be great. In our opinion, the most important characteristics are passion for the business, intellectual independence and obsessiveness. All the greats have these traits, and we look for them in managers. Of course, just because we are looking for them doesn't mean they are easy to identify. It usually takes a number of interviews with a manager to start to build our conviction level in our qualitative assessment.

It is also critically important to future success for managers to stay focused.

A number of great stock pickers' records have deteriorated as they became distracted by the operating demands of a growing business. In order to perpetuate greatness, managers have to keep their eye on the ball.


Master Profile:

Shelby Davis

Following is a profile of one of the "Master" managers that run your Fund. We will profile a manager in each future report to shareholders, until all the "Masters" have been profiled. Going through the group alphabetically, we'll start with Shelby Davis. The following was also excerpted from the June 1995 No-Load Fund Analyst.

SHELBY DAVIS has investing in his blood. He got an early start, working summers for his father, who had started his own investment firm after being the insurance commissioner for the State of New York. He went on field trips with his dad and had visited almost all the big insurance companies before he ever graduated from college. When he graduated from Princeton in 1958, he went to work for the Bank of New York as a research analyst. There he got "good basic blocking and tackling training." At the time, the bank was writing full-scale reports on industries and selling them to trust departments all over the United States. In five years Davis was head of research after rotating around a number of industries.

Early on, Davis began to disdain short-term thinking and the focus on quarterly earnings estimates. Davis's investment philosophy, like that of many others, was influenced by Ben Graham. But his father also taught him to have a three- to five-year outlook, to avoid trading and to talk to CEOs about earning power, strategic plans, and hopes and dreams three years down the road. His dad had told him the most important thing was to be able to "separate the bluffers from the doers." Between 1958 and 1969, everything was roses: "We all thought we were geniuses." In 1969 his fund, New York Venture (a load fund he still is involved with, though his son Chris was recently named portfolio manager), was the top-performing fund.

But that changed in 1970, when the fund was much closer to the bottom. For the next four years, the fund bounced around and essentially made no money. The 1973-74 bear market proved that stocks could go down--way down--and stay down for a long time. During this bear market, Davis went to see Ben Graham, who told him that there were a lot of bargains and that cycles come and go. This period turned out to be the greatest buying opportunity in a lifetime. Davis said he did not do as well as he should have, however, because at the time he was just looking for cheap stocks and he didn't understand franchise value, pricing control, balance sheets, use of cash flow and the importance of shareholder-oriented management. But during these rough years, he began to learn that all earnings were not the same and all "cheap" stocks weren't really so cheap. Davis eventually became what he calls a "counter puncher"--playing off short-term earnings trends and looking for temporarily depressed or out-of-favor companies and industries.

Over the years Davis has learned two critical lessons: Pay attention to the balance sheet as well as the income statement, and know the management. If something starts to go wrong, he says, "You want to know the people." He views himself as a part owner not an investor. It's the people who make up a company, and bad people can ruin a good company.

Davis's emphasis on value-priced growth, high-quality franchises, common senseand a disdain for fads makes his portfolio like a boat built to travel the entire breadth of the ocean through all kinds of weather. Strong balance sheets and good management are the weatherproofing that let Davis sleep at night. He also refuses to buy obsolescence. He is not interested in "coffee stores, discount chains, jewelry stores or one-product technology companies." On the other hand, he likes financial stocks because money never gets old.

Though he is an investment maniac, obsessive about his work, Davis has not tried to master the universe, but has concentrated on what he knows well, stubbornly sticking to his discipline. He likens investing to painting and says he is not a Picasso, turning out lots of paintings very fast, but a long-term investor who sticks with slower yet sustainable growth companies that are easier to understand.

Davis's love for what he does has been passed on to the next generation of Davises. When his three kids were in college, he would pay them $100 for each company report they would write up after going to a company meeting. His two sons, Chris and Andrew, now work with him. Both worked at other places before joining their dad, but are now full-blown portfolio managers and critical to the family business.

Very few managers have consistently and significantly outperformed the S&P 500, but Davis has. Behind his record is a continued love for the business and an inner drive to succeed without conforming to the crowd. He also has an uncanny ability to spot long-term trends and generational changes that he combines with his keen sense of history to build a very successful thematic portfolio. His conviction to stay the course has also been critical to his success. Finally, he also believes what his dad told him: "Work hard and good things will happen." With his passion for the business intact, and over 35 years of experience, Shelby Davis is a rare combination of energy and wisdom.

Statement of Assets and Liabilities--June 30, 1997 (Unaudited)

Assets

Investments in securities at market value
 (cost of $181,038,204)                                      $203,132,019
Cash                                                                5,179
Receivables:
         Fund shares sold                                         313,752
         Income receivable                                        293,140
         Investment securities sold                             1,699,839
Deferred organizational costs                                     102,953
Prepaid registration expense                                       33,207
                  Total assets                               $205,580,089


Liabilities
         Payables:
         Fund shares repurchased                                    5,691
         Investment securities purchased                          723,500
         Miscellaneous                                              8,503
         Accrued expenses                                         165,745
Total liabilities                                                $903,439
Net Assets                                                   $204,676,650


Composition of Net Assets
         Paid-in capital                                      181,416,382
Undistributed net investment income                               546,444
Accumulated net realized gains                                    552,913
Net unrealized appreciation                                    22,160,911
Net Assets                                                   $204,676,650
         Number of shares,  $0.01 par value,
         issued and outstanding  (unlimited
         shares authorized)                                    17,751,672
Net Asset Value per Share                                          $11.53

           Statement of Operations--For the period from December 31,
                       1996, to June 30, 1997 (Unaudited)

Investment Income
Income:
Dividend income                                                  $996,549
Interest income                                                   649,042
         Total income                                          $1,645,591

Expenses:
Advisory fees                                                     818,335
Transfer agent fees                                                86,471
Custodian fees                                                     70,168
Administration fees                                                61,323
Miscellaneous expenses                                             50,555
Registration fees                                                  12,056
Amortization of deferred organizational costs                      11,336
Legal fees                                                          8,301
Trustees' fees                                                      7,440
Insurance fees                                                      7,159
Shareholder reporting fees                                          6,943
Audit fees                                                          5,952
         Total expenses                                         1,146,039
                  Less: expenses paid indirectly                  (45,028)
                  Less: expenses reimbursed                        (1,864)
                  Net expenses                                  1,099,147
         Net investment income                                   $546,444


Realized and Unrealized Gains (Losses)
         Net realized gain (loss):
         Investments                                             $554,483
                  Foreign currency transactions                   ($2,570)
         Net unrealized appreciation on:
                  Investments                                  22,093,815
                  Foreign currency transactions                    67,096
         Net realized and unrealized gains                     22,713,824
         Net increase in net assets
         resulting from operations                            $23,260,268

           Financial Highlights - For a share outstanding throughout the period (12/31/96 to 6/30/97)1 (Unaudited)

                  Net asset value, beginning of period             $10.00
                  Income from investment operations
         Net investment income                                       0.03
         Net realized and unrealized gain                            1.50
                  Total from investment operations                  $1.53
                  Less distributions
         From net investment income                                    --
         From net realized gains                                       --
                           Total distributions                         --
                  Net asset value, end of period                   $11.53
                  Total return2                                     15.30%
                  Net assets at end of period (in 000s)          $204.677
                  Ratio of expenses to average net assets
                  (net of expense reimbursements and expenses
                  paid indirectly)                                   1.47%*
                  Ratio of net investment income to average net
                  assets                                             0.73%*
                  Portfolio turnover rate                           62.73%

*Annualized.

1. The Masters' Select Equity Fund commenced operations on December 31, 1996.
2. Not annualized for periods of less than one year.

       Statement of Changes in Net Assets 12/31/96 to 6/30/97 (Unaudited)

Increase (Decrease) in Net Assets
         Operations:
         Net investment income                                   $546,444
         Net realized gain                                        552,913
         Change in net unrealized appreciation                 22,160,911
         Net increase in net assets from operations           $23,260,268
Distributions to shareholders:
         From net investment income                                    --
         From net realized gains                                       --
         Total distributions                                           --
Fund share transactions:
                  Proceeds from shares sold                   189,634,630
                  Net asset value of shares issued on
                  reinvestment of distributions                        --
                  Cost of shares redeemed                      (8,318,248)
         Net increase from Fund share transactions            181,316,382
         Net increase in net assets                          $204,576,650
Net Assets
         Beginning of period                                      100,000
         End of period                                       $204,676,650
Change in Shares
         Shares sold                                           18,549,293
         Shares issued on reinvestment of distributions                --
         Shares redeemed                                         (807,621)
         Net increase                                          17,741,672

Notes to Financial Statements

1.       Organization

The Masters' Select Equity Fund (the "Fund") is a series of Masters' Select Investment Trust (the "Trust"), organized as a Delaware business trust on August 1, 1996, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company.

The Masters' Select Equity Fund is a fund that seeks to increase the value of your investment over the long term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

2.       Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

Security Valuation--Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange of which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S.-dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Federal Income Taxes--The Fund intends to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required.

Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Divided income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs--Organization costs are amortized on a straight-line basis over a period of 60 months commencing with the first full month after the Fund's commencement of operations.

Distributions--Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3.       Management Fees and Transactions with Affiliates

The Fund pays a management fee to its advisor, Litman/Gregory Fund Advisors, LLC (the "Advisor"), at the annual rate of 1.10% of the Fund's average daily net assets. The Advisor pays investment management fees to the six investment managers. Total management fees incurred by the Fund as of June 30,1997, were $818,335, of which $523,911 was paid to the investment managers, and $294,724 was retained by the Advisor. Management fees paid to the investment managers represent 0.704% of the Fund's average daily net assets. Management fees retained by the Advisor represent 0.396% of the Fund's average daily net assets. The Advisor has agreed to reimburse the Fund for any ordinary operating expenses above 1.75% of the Fund's average net assets. The Advisor reserves the right to be repaid by the Fund if the expenses subsequently fall below the specified limit in future years. This expense limitation arrangement is guaranteed by the Advisor for at least the first year of the Fund's operations. After that, it may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

The Trust, on behalf of the Fund, entered into an Administration Agreement (the "Agreement") with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.025% of next 250 million and 0.0125% thereafter, subject to a minimum fee of $40,000.

Each unaffiliated Trustee is compensated by the Trust at the rate of $7,500 per year.

4.       Purchases and Sales of Securities

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six-month period ended June 30, 1997, were $258,780,291 and $91,924,280, respectively.

At June 30, 1997, the aggregate unrealized appreciation and depreciation of portfolio security based on cost for federal income tax purposes was as follows:

Unrealized appreciation                     $26,044,202
Unrealized depreciation                     ($3,883,291)
Net unrealized appreciation                 $22,160,911



This report is authorized for use when preceded or accompanied by a prospectus for the Masters' Select Equity Fund. Read it carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate and investors may have a gain or loss when they redeem shares. Statement and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors has ultimate responsibility for the Fund's performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement. First Fund Distributors, Inc., Phoenix, AZ 85018.

                         THE MASTERS' SELECT EQUITY FUND

                       Statement of Additional Information

                             Dated November 15, 1997

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus dated November 15, 1997, as may be amended from time to time, of The Masters' Select Equity Fund (the "Masters' Select Equity" or "Equity Fund") and The Masters' Select International Fund (the "Masters' Select International" or "International Fund"), a series of Masters' Select Funds (the "Trust"). Litman/Gregory Fund Advisors, LLC (the "Advisor") is the Advisor of the Funds. The Advisor has retained investment managers as sub-advisers ("Managers"), each responsible for portfolio management of a segment of each Fund's total assets. A copy of the combined prospectus may be obtained from the Trust at 4 Orinda Way, Suite 230-D, Orinda, California 94563, Telephone (510) 254-8999.

                                TABLE OF CONTENTS

                                                                         Cross-reference to sections
                                                          Page                 in the prospectus
                                                          ----                 -----------------


Investment Objective and Policies....................      B-4      The Fund at a Glance; The Fund in
                                                                    Detail

Management...........................................     B-21      The Fund in Detail: Management,
                                                                    Investment Managers, Breakdown of
                                                                    Expenses, Organization

Portfolio Transactions and Brokerage.................     B-24      The Fund in Detail: Investment
Managers

Net Asset Value......................................     B-25      Your Account: How to Buy Shares

Taxation  ...........................................     B-26      Taxes

Dividends and Distributions..........................     B-28      Dividends, Capital Gains, and Taxes

Performance Information..............................     B-29      Performance

General Information..................................     B-30      General Information

Appendix.............................................     B-30      Not applicable

Statement of Assets and Liabilities..................     B-31      Not applicable

Notes to Statement of Assets and Liabilities.........     B-31      Not applicable

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund is to provide long-term growth of capital. There is no assurance that each Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of each Fund.

Convertible Securities and Warrants

         Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Other Corporate Debt Securities

         Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

         There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

         Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

         As set forth in the prospectus, each Fund may invest a portion of its net assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

         Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset values.

         Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

         Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager's ability to accurately value high yield bonds and a Fund's assets and hinder a Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Short-Term Investments

         Each  Fund  may  invest  in  any  of  the  following   securities   and
instruments:

         Bank Certificates or Deposit, Bankers' Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.   If  a  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

         Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

         Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Money Market Funds

         Each Fund may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act of 1940 (the "1940 Act") prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company. or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations

         Each  Fund  may  make   short-term   investments  in  U.S.   Government
obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home
Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

         Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

         Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments

         Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities

         Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

         U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

         Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

         Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

         Collateralized Mortgage Obligations ("CMOs"). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies

         Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

         Depositary  Receipts.  Depositary  Receipts  ("DRs")  include  American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

         Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

         Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

         Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

         Market Characteristics. The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

         Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

         Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

         Taxes. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders.

         Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

         Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

         In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager's assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

         Purchasing Put and Call Options. Each Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

         If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

         If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

         Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

         Writing Call Options. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

         The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

         Risks Of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code (the

"Code") requirements for qualification of a Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

         In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

         Dealer Options. Each Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

         Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

         As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts

         Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options

         Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). A Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

         No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

         The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

         At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

         In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund's use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

         Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

         Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

         The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

         Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

         Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund's portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Successful use of futures by a Fund is also subject to a Manager's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

         Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

         Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

         Restrictions on the Use or Futures Contracts and Related Options. Each Fund will engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund's net assets.

         These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

         The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Taxation."

Repurchase Agreements

         Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller's agreement to repurchase and a Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements.

         Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund's securities is disadvantageous.

         Each Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions

         Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

         At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

         Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

         Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund's liquidity and the ability of a Manager to manage it may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

         Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

         Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing

         Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

         Each Fund may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to a Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of a Fund's loans must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

         Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

         Short sales by a Fund create opportunities to increase a Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

         Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities, that are not deemed to liquid by the sub-advisor. The Advisor and the Managers will monitor the amount of illiquid securities in a Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with a Fund's investment restrictions.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the sub-advisor, pursuant to procedures  adopted by the Trust's Board of Trustees,  may  determine  that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.


Risks of Investing in Small Companies

         As stated in the prospectus, a Fund may invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager's research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions

         The Trust (on behalf of a Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (I) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

         As a matter of fundamental policy, a Fund is diversified; i.e., as to 75% of the value of a its total assets: (I) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund's investment objective is also fundamental.

         In addition, a Fund may not:

         1. Issue senior securities, borrow money or pledge its assets, except that (I) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

         2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

         3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

         4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

         5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

         6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

         7. Invest in oil and gas limited partnerships or oil, gas or mineral leases;

         8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

         9.  Make   investments  for  the  purpose  of  exercising   control  or
management.

         Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

         Each Fund may not:

         1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

         2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the the sub-advisor, pursuant to procedures adopted by the Board of Trustees, to be liquid).

                                   MANAGEMENT

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Managers, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to a Fund's investment objectives and policies and to general supervision by the Board of Trustees.

         The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:

Name, address and age            Position        Principal Occupation During Past Five Years
---------------------            --------        -------------------------------------------
A. George Battle (53)            Trustee         Senior Fellow, The Aspen Institute since June, 1995. Director of
1065 Sterling Avenue                             Peoplesoft, Inc.; Barra, Inc.; and Fair, Isaac. Formerly (until 1995)
Berkeley, CA 94708                               Managing Partner, Market Development of Andersen Consulting.

Frederick August
Eigenbrod, Jr. PhD (56)          Trustee         Senior Vice President, Right Associates (industrial psychologists)
19925 Stevens Creek Blvd.
Cupertino, CA 95014

Kenneth E. Gregory* (40)         President and   President of the Advisor; President of L/G Research Inc. (publishers)
4 Orinda Way                     Trustee         and Litman/Gregory & Co., LLC (investment advisors)
Suite 230D
Orinda, CA 94556

Craig A. Litman* (50)            Secretary and   Treasurer and Secretary of the Advisor; Vice President and Secretary
100 Larkspur Landing Circle      Trustee         of L/G Research Inc.; Chairman of Litman/Gregory & Co., LLC
Suite 204
Larkspur, CA 94939

Taylor M. Welz (38)              Trustee         Partner, Bowman & Company, LLP (certified public accountants)
2431 W. March Lane
Suite 100
Stockton, CA 95207

John Coughlan (41)               Treasurer       Chief Operating Officer, Litman/Gregory & Co., LLC since 1996;
4 Orinda Way                                     Controller, Centex Homes of Northern CA, 1995 - 1996;
Suite 230D                                       Senior Vice President, Countrywide Capital Markets, Inc., 1994;
Orinda, CA 94556,                                Executive Vice President,  TMAC, 1992 - 1994 ; Vice President and
                                                 Treasurer, Barnett  Range Corporation, prior to 1992

* denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

         It is estimated that each Trustee who is not an interested person of the Trust will receive a fee at the annual rate of $5,000.

The Advisor and the Managers

         Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager selected by the Board of Trustees pursuant, in each case, to a form of sub-advisory agreement ("Management Agreement"). Under the Advisory Agreement, the Advisor has agreed to (I) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund's assets; (ii) direct the allocation of each Fund's assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which each Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (I) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

         Under each Management Agreement, each Manager agrees to invest its Allocated Portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to Manager. In providing such services, Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

         Without limiting the generality of the foregoing, each Manager has agreed to (I) furnish each Fund with advice and recommendations with respect to the investment of the Manager's Allocated Portion of each Fund's assets, (ii) effect the purchase and sale of portfolio securities for Manager's Allocated Portion or determine that a portion of such Allocated Portion will remain uninvested; (iii) manage and oversee the investments of the Manager's Allocated Portion, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager's Allocated Portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager's Allocated Portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to Manager's Allocated Portion as the Board may reasonably request.

         As compensation for the Advisor's services (including payment of the Managers' fees), each Fund pays it an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund's shareholders and the Trust's Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

         The Advisor may agree to waive certain of its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund. In that event, subject to approval by the Trust's Board of Trustees, each Fund may reimburse the Advisor in subsequent years for fees waived and expenses reimbursed, provided the expense ratio before reimbursement is less than the expense limitation in effect at that time.

         The Advisor is controlled by Craig A. Litman and Kenneth E. Gregory.

         Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

         The Advisory Agreement and the Management Agreements will remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory and Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (I) by a majority vote of the

Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

         The Advisory and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days written notice to the Advisor or a Manager. The Advisory and Management Agreements also may be terminated by the Advisor or a Manager on 60 days written notice to the Trust. The Advisory and Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

         The Administrator. The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (I) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust's registration and/or the registration of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Management Agreement states that, with respect to the segment of each Fund's portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. In general, a Manager's primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's or Advisor's overall responsibilities with respect to each Fund or other advisory clients. Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. Each Manager is also authorized to consider sales of shares of each Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution.

         On occasions when a Manager deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

                                 NET ASSET VALUE

         The net asset value of a Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

         The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of a Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Managers and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

         Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

         Each Fund will be taxed, under the Internal Revenue Code (the "Code"), as a separate entity from any other series of the Trust, and it intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

         In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following:

     (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies;

     (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and

     (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         Each Fund or any securities dealer effecting a redemption of a Fund's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account

Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         Each Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when the paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.
Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all Paul Hastings Janofsky & Walker has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

         The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Total Return

         Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:
                 n
         P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield

         Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD = 2 [(a-b + 1)6 - 1]
                        ----
                         cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

         Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

         The Trust is a Delaware Business Trust organized on August 1, 1996. The Masters' Select Equity Fund series of shares commenced operations on January 2, 1997. The Masters' Select International Fund has not commenced operations as of the date of this Statement of Additional Information. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created two series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         The Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. The Trust's independent accountants, McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

         The Masters' Select Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

                                    APPENDIX

                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation: Corporate Bond Ratings

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics.

Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

MASTERS' SELECT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 12, 1996

Assets
     Cash in bank.......................................................................          $100,000
     Prepaid registration fees (Note 3).................................................            21,091
     Deferred organization costs (Note 4)...............................................            94,491
                                                                                                  --------

         Total assets...................................................................          $215,582

Liabilities
     Payable for registration expenses and organization costs...........................           115,582
                                                                                                   -------

Net Assets
     Applicable to 10,000 shares of beneficial interest issued and outstanding; an unlimited
         number of shares (par value $.01 authorized)...................................          $100,000
                                                                                                   =======

Net Asset Value (Offering and Redemption Price) per share...............................            $10.00
                                                                                                     =====

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1. Masters' Select Equity Fund (the "Fund") is a diversified series of Masters' Select Funds (the "Trust"), a Delaware business trust organized on August 1, 1996 and registered under the Investment Company Act of 1940 as an open-end management investment company.

2. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Litman/Gregory Fund Advisors LLC (the "Advisor"), a Distribution Agreement with First Fund Distributors, Inc. (the "Distributor") and an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). The Trust, on behalf of the Fund, has also entered into sub-advisory agreements with six investment managers pursuant to which each investment manager provides portfolio management and related services with respect to a segment of the Fund's portfolio. (See "Management" in the Statement of Additional Information.) Certain officers and Trustees of the Trust are officers and/or directors of the Advisor, the Distributor and the Administrator.

     The Advisor has agreed to waive its fees, and/or reimburse the Fund for other operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average net assets. Any such waivers or reimbursements are subject to repayment by the Fund in subsequent years to the extent that the Fund's operating expenses are then less than that 1.75% limit.

3. Prepaid registration fees are charged to income as the related shares are issued.

4. Deferred organization costs will be amortized over a period of sixty months from the date on which the Fund commences operations. In the event that the original shares invested in the Fund are redeemed prior to the end of the amortization period, the proceeds of the redemption payable in respect of those shares will be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization costs as of the date of that redemption. In the event the Fund is liquidated prior to the end of the amortization period the holders of the original shares will bear the unamortized deferred organization costs.

INDEPENDENT AUDITOR'S REPORT




To the Trustees and Shareholders
Masters' Select Funds


     We have audited the accompanying statement of assets and liabilities of the Masters' Select Equity Fund, a series of Masters' Select Funds, as of December 12, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures related to the schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Masters' Select Equity Fund series of Masters' Select Funds as of December 12, 1996, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP


New York, New York
December 13, 1996
                                      B-32